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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             TARPON INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


               MICHIGAN                                  30-0030900
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

2420 WILLS STREET, MARYSVILLE, MICHIGAN                      48040
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(Address of Principal Executive Offices)                   (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

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

                                                  NAME OF EACH EXCHANGE ON WHICH
TITLE OF EACH CLASS TO BE SO REGISTERED           EACH CLASS IS TO BE REGISTERED
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
Commons Shares, no par value                      American Stock Exchange

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-120117

Securities to be registered pursuant to Section 12(g) of the Act:


None
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                                (Title of class)

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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information required by this Item 1 is set forth under the caption "Description of Securities" in the Registrant's registration statement on Form S-1 as filed with the Commission on November 1, 2004 (Registration No. 333-120117), as amended pursuant to Amendment No. 1 to the Registrant's registration statement on Form S-1 as filed with the Commission on January 14, 2005 and Amendment No. 2 to the Registrant's registration statement on Form S-1 as filed with the Commission on February 3, 2005, covering the offer and sale of shares of the class of the securities to be registered hereby, which description is incorporated herein by reference. Any description under the caption "Description of Securities" in a form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to such registration statement on Form S-1 shall be deemed to be incorporated by reference into this Registration Statement on Form 8-A.

ITEM 2. EXHIBITS

  EXHIBIT
  NUMBER                                  DESCRIPTION


    1 Amended and Restated Articles of Incorporation of the Registrant, incorporated by reference to Exhibit 3(i) to the Registrant's registration statement on Form S-1 (File No. 333-120117) filed on November 1, 2004, as amended.

    2 Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3(ii) to the Registrant's registration statement on Form S-1 (File No. 333-120117) filed on November 1, 2004, as amended.

    3 Form of certificate evidencing the Registrant's common shares, incorporated by reference to Exhibit 4.1 to the Registrant's registration statement on Form S-1 (File No. 333-120117) filed on November 1, 2004, as amended.


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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                               TARPON INDUSTRIES, INC.

Date: February 9, 2005         By:    /s/ James T. House
                                  ----------------------------------------------
                               Name:  James T. House
                               Title: Senior Vice President, Chief Financial
                                      Officer, Treasurer and Assistant Secretary


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